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                                                                   EXHIBIT 10.38





                              AMENDED AND RESTATED

                          AGREEMENT AMONG SHAREHOLDERS

                                     AMONG

                             KNOLOGY HOLDINGS, INC.

                                      AND

                          CERTAIN SHAREHOLDERS THEREOF



                           DATED AS OF JULY 28, 1997
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                               TABLE OF CONTENTS


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
1. DIRECTORS OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.1. Century Telephone Director  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.2. AT&T Director   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
2. DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
3. TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
4. REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     4.1. Corporate Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     4.2. Ownership   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
5. MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     5.1. Legend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     5.2. Additional Actions and Documents  . . . . . . . . . . . . . . . . . . . . . . . . . .4
     5.3. Additional Parties to Stockholder Agreement   . . . . . . . . . . . . . . . . . . . .4
     5.4. Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.5. Transfer of Equity Securities; Assignment   . . . . . . . . . . . . . . . . . . . . .5
     5.6. Entire Agreement; Amendment   . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.7. Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.8. Limitation on Benefit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.9. Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.10. Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.11. Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.12. Headings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     5.13. Execution in Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

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               AMENDED AND RESTATED AGREEMENT AMONG SHAREHOLDERS



                 THIS AMENDED AND RESTATED AGREEMENT AMONG SHAREHOLDERS (the "Agreement") is entered into as of July 28, 1997 by and among KNOLOGY Holdings, Inc., a Delaware corporation, formerly known as CyberNet Holding, Inc. (the "Company"), and the undersigned shareholders of the Company (the "Original Shareholders"), together with the shareholders of the Company who execute and deliver to the Company a copy of Appendix 1 pursuant to SECTION 5.3 (collectively, the "Shareholders" and individually, a "Shareholder").

                 WHEREAS, the Company and the Original Shareholders are parties to that certain Agreement Among Shareholders (the "Agreement") dated as of May 15, 1996; and

                 WHEREAS, the Company and the Original Shareholders desire to amend and restate the Agreement as set forth herein.

                 NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby amend and restate the Agreement as follows:


1.       DIRECTORS OF THE COMPANY

         1.1     CENTURY TELEPHONE DIRECTOR

                 The Company and each Shareholder (for so long as such Shareholder owns any capital stock of the Company) shall take or cause to be taken all such action within their respective power and authority as may be required, for so long as Century Telephone Enterprises, Inc. ("CENTURY TELEPHONE") and its Affiliates, together, shall own Equity Securities with a combined voting power in excess of 5% of the aggregate voting power of all outstanding Equity Securities:

                 (1) to cause to be elected to the Board of Directors of the Company one (1) director designated by Century Telephone (the "CENTURY TELEPHONE DIRECTOR"); provided, however, that for so long as Century Telephone and its Affiliates, together, own Equity Securities with a combined voting power of 5% or less of the aggregate voting power of all outstanding Equity Securities, Century Telephone shall not have the right under this SECTION 1.1 to have one person designated by such Shareholder to be elected as a director of the Company; and
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                 (2)      to remove forthwith any Century Telephone Director
when (and only when) such removal is requested for any reason, with or without cause, by Century Telephone, and in the case of death, resignation, or other removal as herein provided of such a director, to elect another director designated by Century Telephone (if, at the time such vacancy occurs, Century Telephone shall have the right to have a person designated by Century Telephone elected as a director of the Company pursuant to SECTION 1.1. hereof).

         1.2.    AT&T DIRECTOR

                 The Company and each Shareholder (for so long as such Shareholder owns any capital stock of the Company) shall take or cause to be taken all such action within their respective power and authority as may be required, for so long as Venture Fund I, L.P., formerly known as AT&T Ventures Company, L.P. ("AT&T"), and its Affiliates, together, shall own Equity Securities with a combined voting power in excess of 5% of the aggregate voting power of all outstanding Equity Securities:

                 (1) to cause to be elected to the Board of Directors of the Company one (1) director designated by AT&T (the "AT&T DIRECTOR"); provided, however, that for so long as AT&T and its Affiliates, together, own Equity Securities with a combined voting power of 5% or less of the aggregate voting power of all outstanding Equity Securities, AT&T shall not have the right under this SECTION 1.2 to have one person designated by such Shareholder to be elected as a director of the Company; and

                 (2) to remove forthwith any AT&T Director when (and only when) such removal is requested for any reason, with or without cause, by AT&T, and in the case of death, resignation, or other removal as herein provided of such a director, to elect another director designated by AT&T (if, at the time such vacancy occurs, AT&T shall have the right to have a person designated by AT&T elected as a director of the Company pursuant to SECTION 1.2 hereof).


2.       DEFINITIONS

                 Capitalized terms used in this Agreement shall have the meaning ascribed to them as follows:

                 "Act" shall mean the Securities Act of 1933, as amended.

                 An "Affiliate" of an entity shall mean any person or entity that directly or, through one or more intermediaries, indirectly controls, or is controlled by, or is under common control with, such entity.





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                 This "Agreement" shall mean this Shareholders' Agreement.

                 "Control" (including the terms "controlling," "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

                 The "Company" shall mean KNOLOGY Holdings, Inc., a Delaware corporation, formerly known as CyberNet Holding, Inc.

                 "Equity Securities" shall mean any share of any class or series of capital stock of the Company or any right or option to acquire any share of capital stock of the Company, and shall include the Preferred Stock.

                 "Initial Public Offering" shall mean the first public sale of any securities of the Company pursuant to the registration provisions of
Section 5 of, or the provisions of Regulation A under, the Act, with an aggregate public offering price of at least $5,000,000.

                 "Preferred Stock" shall mean the Preferred Stock of the Company, with the rights, privileges, and preferences set forth in the Certificate of Incorporation of the Company.


3.       TERMINATION

                 The rights and obligations of the parties under this Agreement shall irrevocably terminate on the occurrence of any of the following events:
(i) the voluntary or involuntary dissolution of the Company; (ii) the consummation of an Initial Public Offering by the Company; (iii) an acquisition, consolidation, or merger of the Company into or with another corporation that results in the Shareholders owning publicly traded securities;
(iv) such date on which neither Century Telephone and its Affiliates nor AT&T and its Affiliates own Equity Securities with a combined voting power in excess of 5% of the aggregate voting power of all outstanding Equity Securities; or
(v) May 15, 2001.


4.       REPRESENTATIONS AND WARRANTIES

         4.1.    CORPORATE AUTHORITY

                 Each of the parties hereto represents and warrants that it has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder as contemplated by this Agreement, that the execution, delivery and performance of this Agreement by it have been duly





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authorized by all necessary corporate or partnership action, and that this
Agreement has been duly executed and delivered by it and constitutes a valid and binding obligation enforceable against it in accordance with its terms.

         4.2.    OWNERSHIP

                 The Company represents and warrants that, as of the date hereof, the parties to this Agreement collectively own in excess of 75% of the voting power of all issued and outstanding Equity Securities.


5.       MISCELLANEOUS

         5.1.    LEGEND

                 The certificates or other evidence representing the Equity Securities now or hereinafter owned by the parties hereto shall bear a legend (the "Legend") in substantially the following form:

                          The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") or state securities laws and cannot be offered, sold or otherwise transferred in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws. The voting rights with respect to, and sale or other disposition of the securities represented by this certificate are restricted by and subject to the provisions of an Amended and Restated Agreement Among Shareholders dated as of July 28, 1996, a copy of which is available for inspection at the offices of the Company.

         5.2.    ADDITIONAL ACTIONS AND DOCUMENTS

                 Each of the parties hereto hereby agrees to use its good faith best efforts to bring about the consummation of this Agreement, and to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement, whether on or after the date of this Agreement.

         5.3.    ADDITIONAL PARTIES TO STOCKHOLDER AGREEMENT

                 The Shareholders shall not be required to enter into an amendment to this Agreement in order to add additional parties hereto. Any person or entity





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acquiring Equity Securities as provided by this Agreement, or as otherwise required or approved by the Company, shall become a party to this Agreement, and shall be bound by all of the provisions of this Agreement, upon executing a copy of Appendix 1 hereto and delivering such originally executed appendix to the Company.

         5.4.    EXPENSES

         Each party shall pay his or its own expenses incident to the preparation and negotiation of this Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements.

         5.5.    TRANSFER OF EQUITY SECURITIES; ASSIGNMENT

                 None of the Shareholders shall transfer (as defined below) any Equity Securities now or hereinafter held or acquired by such Shareholder to any individual or entity except after the party desiring to make such transfer shall have first caused the transferee to execute and deliver this Agreement to the Company. All such transferees shall hold such Equity Securities subject to the terms of this Agreement and, as a condition precedent to such transfers, shall be required to execute and deliver this Agreement. Thereafter, such transferees shall be deemed to be Shareholders for purposes of this Agreement, and Equity Securities in the hands of the transferees shall be subject to the provisions of this Agreement. For purposes of this SECTION 5.5, "transfer" shall include a sale, gift, exchange, assignment or other disposition, including a disposition under judicial order, legal process, execution, attachment or enforcement of an encumbrance, but shall not include a pledge prior to enforcement of the encumbrance created by such pledge.

                 Neither the Company nor any Shareholder shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, unless such assignment is in connection with a transfer of Equity Securities described in this SECTION 5.5. Any purported assignment of this Agreement contrary to the terms hereof shall be null and void and of no force and effect.

         5.6.    ENTIRE AGREEMENT; AMENDMENT

                 This Agreement, including the Appendix hereto, constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, or discharge is sought.

         5.7.    WAIVER

                 No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instruments





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given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

         5.8.    LIMITATION ON BENEFIT

                 It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

         5.9.    BINDING EFFECT

                 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

         5.10.   GOVERNING LAW

                 This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof).

         5.11.   NOTICES

                 All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy or telex, addressed as set forth on the signature pages hereof or on Appendix 1, as appropriate.

                 Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent, mailed, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or (with respect to a telecopy or telex) the answer back being deemed conclusive, but not exclusive,





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evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         5.12.   HEADINGS

                 Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         5.13.    EXECUTION IN COUNTERPARTS

                 To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

                 IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.


                                    KNOLOGY HOLDINGS, INC.



                                    /s/ William E. Morrow
                                    --------------------------
                                    By:  William E. Morrow
                                    Name:
                                    Title:  CEO:  President

                                    Address:
                                    1239 O.G. Skinner Drive
                                    West Point, GA  31833
                                    Attention:  William E. Morrow




                      {page one of three signature pages}





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THE ORIGINAL SHAREHOLDERS:


                                  ITC HOLDING COMPANY, INC.


                                  /s/ William H. Scott, III
                                  ------------------------------------------
                                  By:
                                  Name:  William H. Scott, III
                                  Title:  President

                                  1239 O.G. Skinner Drive
                                  West Point, Georgia  31833
                                  Attention:  William H. Scott, III


                                  SOUTH ATLANTIC VENTURE FUND III,
                                  LIMITED PARTNERSHIP


                                  /s/ Donald W. Burton
                                  ------------------------------------------
                                  By:     South Atlantic Venture Fund
                                             III, L.P.
                                  Name:   By South Atlantic Venture
                                             Partners III, L.P.
                                  Title:  By Its General Partner
                                          Donald W. Burton, General
                                             Partner

                                  614 West Bay Street, Suite 200
                                  Tampa, Florida  33606
                                  Attention:  Donald W. Burton





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                        CENTURY TELEPHONE ENTERPRISES,
                           INC.


                        /s/ Glen F. Post, III
                        ---------------------------------------------------
                        By:
                        Name:  Glen F. Post, III
                        Title:  President and CEO

                        100 Century Park Drive
                        Monroe, Louisiana  71203
                        Attention:  Clarence Marshall


                        VENTURE FUND I, L.P.,
                        formerly known as
                        AT&T Ventures Company, L.P.


                        By:  /s/ Richard S. Bodman
                             --------------------------------------------

                                By:
                                    -------------------------------------
                                         Name:  Richard S. Bodman
                                         Title:  Managing Partner

                        2 Wisconsin Avenue, Suite 610
                        Chevy Chase, MD  20815
                        Attention:  Richard S. Bodman


                        AT&T VENTURE FUND II, L.P.


                        By:  /s/ Richard S. Bodman
                             --------------------------------------------

                                By:
                                    -------------------------------------
                                         Name:  Richard S. Bodman
                                         Title:  Managing Partner

                        2 Wisconsin Avenue, Suite 610
                        Chevy Chase, MD  20815
                        Attention:  Richard S. Bodman





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                                   APPENDIX 1

                          SUPPLEMENTAL SIGNATURE PAGE


         The following hereby agrees to become a party to the Amended and Restated Agreement Among Shareholders by and among KNOLOGY Holdings, Inc., a Delaware corporation, and certain stockholders thereof, dated as of July 28, 1997, as amended, and to be bound by all of the terms and conditions thereof.




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(Name)

By:
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   (Authorized Representative)

      Name:
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      Title:
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   Address:
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           Attention:
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